THIRD AMENDMENT TO SECURED
                               CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECURED CREDIT AGREEMENT (" Amendment") is made and entered into as of the 25th day of June, 2003, by and among Cycle Country Accessories Corporation, an Iowa corporation ("Cycle Country Iowa"), Cycle Country Accessories Corp., a Nevada corporation ("Cycle Country Nevada") and Bank Midwest, Minnesota Iowa, N.A., a national banking association ("Lender").

RECITALS

A.	The Borrowers and the Lender are parties to that certain Secured
Credit Agreement dated as of August 21, 2001 as amended by the First Amendment to Secured Credit Agreement dated 7/22 , 2002 and Second Amendment to Secured Credit Agreement dated as of May 30 , 2003 (as so amended, the "Credit Agreement"), whereby Lender extended certain credit facilities to the Borrowers upon the terms and conditions set forth in the Credit Agreement. Capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

B.	The Borrowers have requested the Lender to amend the Credit
Agreement as set forth herein, and the Lender is willing to agree to such amendment, all upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	1. 	Amendment to the Credit Agreement.

a.	Section 1.3 of the Credit Agreement shall be amended in its
entirety and as so amended shall be restated to read as follows:

Subject to the terms and conditions hereof, the Lender agreed to extend a term loan (the "Original Term
Loan.") to the Borrowers on the date of the initial advance of the Term Loan in the original principal amount of $4,500,000, of which $3,013,545 remains outstanding as of the date of the Third Amendment. The
Term Loan was made and evidenced against a Term Loan
Note of the Borrowers substantially in the form (with appropriate insertions) as attached hereto as Exhibit
B (the "Original Term Note") payable to the order of the Lender in the principal amount of $4,500,000.
Subject to the terms and conditions of this Agreement, including without limitation the terms of the Third
Amendment, effective upon the date of the Third
Amendment, the Lender agrees to extend a term loan
(the "Term Loan") to the Borrowers in the principal amount of $3,750,000. Portions of the Term Loan shall be evidenced by term notes of the Borrower substantially in the form (with appropriate assertions) attached hereto as Exhibit B-1 (the "Term
Note One") and Exhibit B-2
(the "Term Note Two") each payable to order of the Lender in the respective principal amounts of $1,500,000 and $2,250,000 each. To the extent of the principal amount outstanding under the Original Tern
Note, Tern Note One and Tern Note Two together amend and restate in their entirety the Original Term Note and are not a novation thereof. The aggregate proceeds of Tern Note One and Tern Note Two in excess of the outstanding balance of the Original Tern Loan shall be used for the purpose of repaying Revolving Credit
Loans then outstanding. As used in this Agreement and the other Loan Documents the term "Tern Note" shall mean Tern Note One and Tern Note Two, individually or collectively, as the context may require.
The Tern Note One shall be dated June 25,2003, bear interest as set forth in Section 2 hereof, and be payable as follows:


(i) equal monthly installments of principal and interest of $11,472.78 shall be due and payable commencing on July 25, 2003 and on the 25th day of each month thereafter, to and including May 25,2018,

(ii) the entire unpaid principal balance of the Tern Loan evidenced by Tern Note One and any unpaid interest thereon shall be due and payable in full on June 25, 2018, the final maturity of Tern Note One. Interest after maturity shall be due and payable upon demand.



The Tern Note Two shall be dated June 25,2003, bear interest as set forth in Section 2 hereof, and be payable as follows:

	(i) 	equal monthly installments of principal and
                interest of $ 42,323.54 shall be due and payable
                commencing on July 25, 2003, and ort the
                25th day of each month thereafter, to and
                including May 25, 2008,
	(ii) 	the entire unpaid principal balance of the Term
                Loan evidenced by Tern Note Two and any unpaid interest thereon shall be due and payable in full on June 25, 2008, the final maturity of Tern Note Two.
                Interest after maturity shall be due and payable upon demand.

All repayments on the Tern Note shall be applied first to interest owing there under and the balance, if any, to the reduction of principal. The monthly payment amount shall not be effected by changes in the Prime
Rate, but such changes will effect the final payment due at maturity (whether by lapse of time, acceleration, or otherwise). Principal payments made by the Borrowers on the Tern Loan may not be reborrowed.

                                      -2-


b.	The second unlettered paragraph appearing in Section 2.1 of
the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:
The portion of the Term Loan evidenced by Term Note
One shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided) at the rate per annum equal to the Prime
Rate as in effect from time to time plus one-quarter of one percent (0.25%) per annum; provided that the interest rate on the portion of the Term Loan evidenced by Term Note One shall not at any time, except if not paid when due, exceed nine and one-half percent (9.50%) per annum, or be less than four and one-half percent (4.50%) per annum. If the portion of the Term Loan evidenced by Term Note One or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) the portion of the Term Loan evidenced by Term Note One shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), whether before or after judgment, until payment in full thereof at the rate per annum determined by adding two percent (2%) per annum to the interest rate which would otherwise be applicable thereto from time to time; provided further, that in no event would such rate of interest exceed eleven and one-half percent
(11.50%) per annum nor be less than six and one-half percent (6.50%) per annum.

The portion of the Term Loan evidenced by Term Note
Two shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein evidenced by Term Note Two provided) at the rate per annum equal to the Prime Rate as in effect from time to time plus five-eighths of one percent (0.625%) per annum; provided that the interest rate on the portion of the Term Loan evidenced by Term Note Two shall not at any time, except if not paid when due, exceed eight and one-half percent (8.50%) per annum, or be less than four and one-half percent (4.50%) per annum. If the portion of the Term Loan evidenced by Term Note
Two or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) the portion of the Term Loan evidenced by Term Note Two shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), whether before or after judgment, until payment in full thereof at the rate per annum determined by adding two percent (2%) per annum to the interest rate which would otherwise be applicable thereto from time to time; provided further, that in no event would such rate of interest exceed ten and one-half percent (10.50%) per annum nor be less than six and one-half percent (6.50%) per annum.

c.	Section 4.1 of the Credit Agreement shall be amended to add
the following new definitions thereto:

"Term Note One" and "Term Note Two" are defined in
Section 1.3 hereof.
-3-


"Third Amendment" means the Third Amendment to Secured
Credit Agreement dated as of June 25 2003 between the Borrowers and the Lender.

d.	The definition of "Notes" appearing in Section 4.1 of the
Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:
"Notes" means the Revolving Credit Note, Term Note One and Term Note Two, collectively.

e.	The Credit Agreement shall be amended to add Exhibits B-1
and B-2 attached to this Amendment as Exhibits B-1 and B-2 to the Credit Agreement.

2.	Representations. Without limiting the generality of Section 10.6 of the Credit Agreement or any other term or provision thereof and in addition thereto to the extent necessary, the Borrowers represent and warrant to the Lender as follows: (i) the covenants, representations and warranties of the Borrowers as set forth in the Credit Agreement are hereby made again as of the date hereof and are true and correct in all respects as of the date hereof, (ii) as of the date hereof, there is no Event of Default in existence, or any other act, omission, matter or other occurrence whatsoever which, with the giving of notice or the passage of time, or both, would give rise to or constitute an Event of Default; (iii) each of the Borrowers has (i) full power, authority and legal right to own and operate all of its properties and assets and to carry on its respective business as now conducted and as proposed to be conducted; and (ii) all requisite corporate power and authority to execute, deliver and fully perform all of the terms and conditions of this Amendment and all other agreements, documents and instruments contemplated hereby. All representations and warranties contained in this.
Amendment shall survive the execution and delivery hereof and any investigation made by the Lender or its agents or representatives.

3.	Conditions to Effectiveness of Amendment. This Amendment shall become effective only upon the satisfaction of each of the following conditions precedent:

a. Execution and delivery by the Borrowers and the Lender of this Amendment.

b.	Delivery to the Lender of Resolutions adopted by each of
the Borrower's Board of Directors authorizing the transactions contemplated by this Amendment.

c. Term Note One in a form and substance satisfactory to the Lender;

d. Term Note Two in a form and substance satisfactory to the Lender;

e.	An Opinion of Counsel to the Borrowers regarding this
Amendment and the transactions contemplated hereby or referred to herein, in a form and substance satisfactory to the Lender and its Counsel.

f.	A Guarantor's acknowledgment and consent to this Amendment
in a form and substance satisfactory to the Lender.

g.	A Second Amendment to Mortgage in a form and substance
satisfactory to the Lender.

4.	Closing Fee. The Borrowers shall pay to the Lender a
nonrefundable closing fee of $25,000.

5.	Expenses. The Borrower agrees to pay to the Lenders, as
additional consideration for this Amendment, all costs and expenses incurred by the Lender (including, without limitation, attorneys' fees not in excess of Two Thousand Five Hundred Dollars ($2,500)) in connection with the preparation, execution and delivery of this Amendment and all matters related hereto.

6.	Effective Time. This Amendment shall be effective as of the
date hereof upon satisfaction of the conditions set forth in paragraphs 3 and 4.

7.	Continuing Effect. All of the terms and conditions of the
Credit Agreement and the other Loan Documents remain in full force and effect, as amended hereby.

8.	No Waiver. Nothing herein is intended or shall be construed as a waiver by the Lender of any breach, default or other nonfulfillment by the Borrowers under the Credit Agreement or any of the other Loan Documents.

9.	No Future Obligation to Amend. The Borrowers hereby expressly recognize and agree that the Lender was in no way obligated or required to enter into this Amendment, and that the Lender has not agreed to and is not obligated or required to, in the future, waive, revise, alter or amend any of the terms or conditions of the Credit Agreement or any of the other Loan
Documents.

10.	Receipt. The Borrowers hereby acknowledges receipt of a true and correct copy of this Amendment.

11.	Headings and Captions. The titles or captions of sections and paragraphs in this Amendment are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Amendment, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms or conditions.

12.	Further Documents and Actions. Each of the Borrowers agrees to execute and deliver to the Lender such additional documents and to take all such further actions as the Lender may reasonable require in order to reflect the amendments to the Credit
Agreement effected by this Amendment.

13.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

14.	Recitals. The Recitals set forth in the forepart of this
Amendment are true and correct and are an integral part of this Amendment.

15.	Governing Law. This Amendment shall be governed by and
construed in accordance with the internal laws of the state of Iowa.

16.	Entire Understanding. This Amendment, together with the Credit
Agreement, as amended, and other Loan Documents, constitutes the entire understanding of the parties with respect to the subject matters hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

This Amendment shall be deemed to be part of the Credit
Agreement.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT
SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE
ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN
THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE
TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.


Cycle Country Accessories Corporation    Bank Midwest, Minnesota Iowa, N.A.
By: /s/ Ronald C Hickman                 /s/ Curt Johnson
--------------------------               -------------------
Ronald C. Hickman, President             Curt Johnson, Sr. Vice President

Cycle Country Accessories Corp.

By: /s/ Ronald C. Hickman
-------------------------
Ronald C. Hickman, President

                                                 BMW NOTE # 5002160


                   CYCLE COUNTRY ACCESSORIES CORPORATION
                                 TERM NOTE ONE



$1,500,000                                            June 25, 2003



For value received, the undersigned, Cycle Country Accessories
Corp., a Nevada corporation, and Cycle Country Accessories Corporation, an Iowa corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of Bank Midwest, Minnesota Iowa, N.A. (the "Lender"), at the principal office of the Lender, in Okoboji, Iowa, or at such other place as the Lender may from time to time in writing designate, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), on the dates and in the amounts specified in Section 1.3 of the Credit Agreem~nt described below.
This Note evidences a portion of the Term Loan made to the Borrowers by the Lender under that certain Secured Credit Agreement dated as of this same date, as amended by the First Amendment to Secured Credit Agreement dated as of 7/22, 2002, the Second Amendment to Secured Credit Agreement dated as of May 30 , 20 3 and the Third Amendment to Secured Credit Agreement dated as of June 25, 2003 (as so amended and as may be hereafter amended, restated or otherwise modified from time to time, the "Credit Agreement"). The Borrowers hereby jointly and severally promise to pay principal and interest payments at the office specified above on the portion of the Term Loan evidenced hereby in the amounts and at the rates and times specified there for in the Credit Agreement. All capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

The Term Loan provided for in the Credit Agreement by the Lender to the Borrowers evidenced in part by this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiations or transfers hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including the Security Documents, equally and ratably with all other Obligations of the Borrowers thereby secured, to which reference is hereby made for a statement of such benefits and security. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an event of default specified in the Credit Agreement or any Security Document, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement and the Security Documents.
This Note and other Obligations of the Borrowers is secured by, among other things, security interests and mortgage liens granted to the Lender pursuant to the Security Agreements, the Mortgage, and the Pledge Agreement referred to and defined in the Credit Agreement.


This Note shall be construed in accordance with, and governed by, the internal laws of the State of Iowa without regard to principles of conflict of law.

The Borrowers hereby waive presentment for payment and demand.
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.





CYCLE COUNTRY ACCESSORIES CORP.
By: /s/ Ronald C. Hickman
Ronald C. Hickman,
President



CYCLE COUNTRY ACCESSORIES
CORPORATION
By:/s/ Ronald C. Hickman
Ronald C. Hickman, President



                                                    BMW NOTE # 5002161

                   CYCLE COUNTRY ACCESSORIES CORPORATION
                                    TERM NOTE TWO



$2,250,000                                               June 25, 2003


For value received, the undersigned, Cycle Country Accessories
Corp., a Nevada corporation, and Cycle Country Accessories Corporation, an Iowa corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of Bank Midwest, Minnesota Iowa, N.A. (the "Lender"), at the principal office of the Lender, in Okoboji, Iowa, or at such other place as the Lender may from time to time in writing designate, the principal sum of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000), on the dates and in the amounts specified in Section 1.3 of the Credit Agreement described below.

This Note evidences a portion of the Term Loan made to the Borrowers by the Lender under that certain Secured Credit Agreement dated as of this same date, as amended by the First Amendment to Secured Credit Agreement dated as of 7/22 , 2002, the Second Amendment to Secured Credit Agreement dated as of May 30 , 20 and the Third Amendment to Secured Credit Agreement dated as of June 25, 2003 (as so amended and as may be hereafter amended, restated or otherwise modified from time to time, the "Credit Agreement"). The Borrowers hereby jointly and severally promise to pay principal and interest payments at the office specified above on the portion of the Term Loan evidenced hereby in the amounts and at the rates and times specified there for in the Credit Agreement. All capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

The Term Loan provided for in the Credit Agreement by the Lender to the Borrowers evidenced in part by this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiations or transfers hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including the Security Documents, equally and ratably with all other Obligations of the Borrowers thereby secured, to which reference is hereby made for a statement of such benefits and security. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an event of default specified in the Credit Agreement or any Security Document, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement and the Security Documents.
This Note and other Obligations of the Borrowers is secured by, among other things, security interests and mortgage liens granted to the Lender pursuant to the Security Agreements, the Mortgage, and the Pledge Agreement referred to and defined in the Credit Agreement.


This Note shall be construed in accordance with, and governed by, the internal laws of the State ofIowa without regard to principles of conflict of law.

The Borrowers hereby waive presentment for payment and demand.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.





CYCLE COUNTRY ACCESSORIES CORP.
By: /s/ Ronald C. Hickman
Ronld C. Hickman, President



CYCLE COUNTRY ACCESSORIES
CORPORATION
By /s/ Ronald C. Hickman
Ronald C. Hickman, President